Exhibit 99.1

CubeSmart September 2019 Investor Presentation

Safe Harbor Statement The forward-looking statements contained in this presentation are subject to various risks and known and unknown uncertainties. Although the Company believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, there can be no assurance that the Company's expectations will be achieved. Factors which could cause the Company's actual results, performance, or achievements to differ significantly from the results, performance, or achievements expressed or implied by such statements are set forth under the captions "Item 1A. Risk Factors" and "Forward-Looking Statements" in our annual report on Form 10-K and in our quarterly reports on Form 10-Q and described from time to time in the Company's filings with the SEC. Forward-looking statements are not guarantees of performance. For forward-looking statements herein, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The Company assumes no obligation to update or supplement forward-looking statements that become Use of Non-GAAP Financial Measures This presentation contains certain non-GAAP financial measures. The definitions of these terms, the reasons for their use, and reconciliations to the most directly comparable GAAP measures are included in our Earnings Release as well as the Non-GAAP Financial Measures section under the caption "Management's Discussion and Analysis of Financial Condition and Results of Operations" (or similar captions) in our quarterly reports on Forms 10-Q and 10-K, and described from time to time in the Company's filings with the SEC. 2

Introduction to CubeSmart 1,164 Properties1 107% 5-year total shareholder return 165% 5-year Dividend Growth3 80% 5-year Growth in FFO per Share, as Adjusted4 $3.1 Billion in Acquisitions since 20101 3 September 2019 Investor Presentation 1. As of June 30, 2019 2. Market value of common equity and book value of debt as of June 30, 2019 3. Annual dividends declared in period ending December 31, 2018 4.Period ending December 31, 2018 3

CubeSmart: It's what's inside that counts. Sophisticated Operating Platform Maximizing property cash flows to generate long-term value through a continually evolving marketing, revenue management and customer service platform High-Quality Portfolio Prudently building on our portfolio of high-quality assets with a disciplined growth strategy of investing in targeted markets to maximize risk-adjusted returns Disciplined Capital Allocation An investment-grade balance sheet provides the strength and flexibility to access the full array of capital sources to finance growth opportunities 4 September 2019 Investor Presentation

Sophisticated Operating Platform Integrated strategy to maximize customer acquisition and retention Customer Value Maximization Attract the greatest share of potential demand Marketing Continually evolving digital platforms pair with traditional marketing efforts to attract and convert potential customers Maximize value from each customer through an appealing value proposition Revenue Management Proprietary systems and processes dynamically inform pricing decisions to achieve the ultimate goal of revenue maximization Deliver an unparalleled experience to maximize customer retention and advocacy Customer Service Strategic investments in people, training, and technology help to better meet customer needs and exceed expectations of the storage experience 5 September 2019 Investor Presentation

Sophisticated Operating Platform Refined Customer Acquisition Strategy Integrated approach across all channels drives customers through the funnel Attract the greatest share of potential demand Maximize value from each customer through an appealing value proposition Deliver an unparalleled experience to encourage retention and advocacy 6 September 2019 Investor Presentation

Sophisticated Operating Platform Long-Term Revenue Maximization Multi-faceted approach to dynamically manage supply/demand balance Demand Forecast/Revenue Optimization Balance between Pricing & Discounting Attract the greatest share of potential demand Maximize value from each customer through an appealing value proposition Deliver an unparalleled experience to encourage retention and advocacy Price optimization requires consideration of a multi-dimensional demand landscape & ever-changing capacity constraints Maximizing the efficiency of our available space through dynamic inventory management, prioritization & cube conversions to create optimal cube availability Cube Mix & Inventory Management Goal of providing the most compelling offer that maximizes long-term customer value Dynamic in-place rate increase strategies leverage customer stickiness to maximize long-term revenue from each customer Existing Customer Rate Increases 7 September 2019 Investor Presentation

Sophisticated Operating Platform Proprietary Systems Drive Results Complex algorithms consider many factors to maximize revenue from every cube Attract the greatest share of potential demand Leveraging powerful forecasting & optimization models to dynamically set pricing & promotion strategy across the portfolio Maximize value from each customer through an appealing value proposition Deliver an unparalleled experience to encourage retention and advocacy 8 September 2019 Investor Presentation

Sophisticated Operating Platform

# Understanding the Needs of Our Customers

## Striving to fulfill our mission of simplifying our customers' organizational challenges

- Attract the greatest share of potential demand
- Maximize value from each customer through an appealing value proposition
- **Deliver an unparalleled experience to encourage retention and advocacy**



**Single Sonia**

"As a single woman, safety is critical to me. I don't want to navigate long, dark hallways by myself. I need bright lights, open areas, and above all, I need to feel safe."

**Enterprising Erik**

"Our business isn't big enough for a warehouse, but we have definitely outgrown the home office. We need a place where we can access our supplies without a hassle."

**Downsizing Dave**

"We lived in our family home for 34 years, and so did my full workshop, my wife's lamp collection and everything in between. Moving to a house without a basement was incredibly stressful. We needed the experts at CubeSmart to help us solve our space puzzle."

**Moving Mary**

"At the end of our move, we were tired. The last thing we wanted was to have to jump through hoops to get our extra things in storage. Lucky for us, we got squared away in record time at CubeSmart, and before we knew it, we were back home relaxing."

**Senior Sam**

"When my wife passed, I could barely imagine life without her, let alone finding a storage unit to care for my things. But, I was grateful that CubeSmart made things easy for me and was very kind to me throughout the whole process."

**Remarried Ryan**

"People thought I was crazy to marry a woman with three girls, when I have three boys already. Part of making us one family means making some detours to the storage unit while our households merge. I like that they have a family feel, too. They greet all of us by name, which is impressive, since there are a lot of us!"

**Renovating Rita**

"I didn't realize how much additional stress would come with building an addition. My house feels like it's in shambles at the moment. But, at least I know the important things are clean and safe, and in a secure spot at CubeSmart.

9 | September 2019 Investor Presentation

Sophisticated Operating Platform Award-Winning Service Culture Attract the greatest share of potential demand Maximize value from each customer through an appealing value proposition Deliver an unparalleled experience to encourage retention and advocacy Redefining Service in the Self-Storage Industry Since 2012, CubeSmart has been repeatedly-honored for outstanding achievements, including: I 5-time winner of Inside Self-Storage, Best of Business This readers-choice poll honors companies and organizations 1 that are leaders in their cateaories neir cateaone: 7-time winner of the Gold Stevie Award This program recognizes the accomplishments and contributions of companies and business people worldwide 10 September 2019 Investor Presentation

Sophisticated Operating Platform Third-Party Owners Continually Choose CubeSmart Owners repeatedly trust their investments to the CubeSmart platform 1. As of June 30, 2019 11 September 2019 Investor Presentation

Sophisticated Operating Platform Building a Mutually Beneficial Partnership We treat Third-Party Management as a true partnership with property owners CubeSmart benefits from offering management services Increased scale & market penetration Management fee revenue Acquisition pipeline To date, we have acquired 86 properties for $796 million from our third-party platform1 Owners continue to recognize the advantages of CubeSmart management Strong performance from our sophisticated operating platform Personalized, owner-focused approach Robust back-office support Real-time reporting 1. As of June 30, 2019 12 September 2019 Investor Presentation

High-Quality Portfolio National Platform with a Focus in Core Markets revenue1 Our top 12 markets are major metro areas which generate 68°/o of • Owned & Managed Managed Only ® Top 12 Market 131 September 2019 Investor Presentation 1. Second Quarter 2019 2. Property Counts as of June 30,2019

High-Quality Portfolio Enhancing a high-quality portfolio with a focus on top-25 MSAs Continued focus on enhancing our presence in top markets with leading demographics and attractive returns Since 2010,77% of acquisitions were in top 25 MSAs, while all new developments were in top 10 MSAs 1. Source: Bank of America Merrill Lynch Research Report dated January 9, 2019 2. 2019 Population Source: Evercore ISI Research Report dated August 15, 2019 14 September 2019 Investor Presentation

High-Quality Portfolio New York City Market Leader Leading operator of high-quality stores in this premier market Market Dynamics Leading Self-Storage Demographics1 Dynamic and diverse population of more than 8.5 million resident 68% of residents are renters compared to a national average of 36% Available storage square feet per capita of 2.1, well below the national average of 7.1 Increased Barriers to Entry2 Newly enacted IBZ Regukations reduce the land zoned by-it for self storage by nearly 50% Focus & Scale CUBE is the market leader in New York City with 35 owned stores We continued to look to add value and enhance our portfolio in the boroughs should attractive opportunities present themselves 1. Source: US Census Bureau, 2018 Self Storage Almanac, Internal Market Research 2. Source: New York City Department of City Planning 15 September 2019 Investor Presentation

High-Quality Portfolio Enhancing the portfolio with New Properties Adding value through the development of purpose-built, class A stores Acquisitions at C/01 Development1 2017 $168.0M TotalN Palm Beach, FL Washington, DC New York, NY Brooklyn, NY $40.3MTotal Chicago, IL (2) Delray Beach, FL 2018 $92.1MTotal Bronx, NY $19.1MTotal San Diego, CA 2019 $131.6MTotal Queens, NY Bayonne, NJ Waltham, MA Brooklyn, NY No Current C/0 Projects $67.0M Total Newton, MA East Meadow, NY Arlington, VA No Current C/O Projects 16 September 2019 Investor Presentation

High-Quality Portfolio Continued Investment in our Existing Portfolio Adding meaningful value to existing stores through capital projects and upgrades Before After Parsippany,NJ In addition to maintenance capex we look to add incremental value by investing in the upgrade of our existing assets: Property expansions Climate-controlled conversions Solar projects Lighting upgrades Cube mix conversions Office facade upgrades 17 September 2019 Investor Presentation

Disciplined Capital Allocation Extensive Access to Capital Access to the full spectrum of capital sources to meet obligations and fund growth Debt to Gross Assets 100 .0% 900% 80.0% 70.0% 60.0% 50.0% 4 00% 30.0% 20 .0% 10.0% 0.0% • Raised $1.4 billion in net proceeds • • Six unsecured note issuances since 2012 • $750 million revolving line of credit 1 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019( ) • Teamed with partners to acquire $942 •Sec u red De bt • Unsec u red De bt • Pref e rred Eq u i ty • 181 September 2019 Investor Presentation 1. As of June 30, 2019 • JointVentures million of properties in joint ventures CUBE equity contribution of $145 million • Common Equity • Unsecured Senior Notes $1.5 billion of notes issued • Credit Facility Demonstrated an ability to access a variety of sources of capital, raising over $3.8 billion since 2010 1

Disciplined Capital Allocation Investment-Grade Balance Sheet Conservative balance sheet builds stability and flexibility Net Debt/EBITDA1 Coverage Ratio1.2 Debt Maturity Schedule3 MOODY’S Baa2 [stable] STANDARD &POOR’S BBB[stable] 19 september 2019 Investor Presentation 1. Source: Company Filings, as of December 31 of each stated year 2. Calculated as annual EBITDA/Interest Expense 3. As of June 30,2019

Disciplined Capital Allocation Funds From Operations Growth & Dividend Growth Growing FFO has generated meaningful increases in distributions FFO per Share, as adjusted Annual Dividend per Share1 Steady FFO,as djusted, growth has supported meaningful and consistent dividend growth, with a conservative payout ratio of 74.4%2 20 September 2019 Investor Presentation 1.Dividends declared in each calendar year 2. Calculated as full year 2018 dividends declared/FFO per share as adjusted

Current Operaing Environment Self-storage continues to be an attractive sector Steady Cash Flow Growth Revenue and cash flows continue to grow despite introduction of new supply in many markets Short lease terms allow the sector to quickly capitalize on inflationary pressures Stable Demand Trends Broad-based demand sources and continued increase in utilization of self storage Demand growth remains steady, allowing for absorption of new supply introduced into the market Fragmented Industry There is still significant opportunity for consolidation in the industry and REITs continue to have meaningful operational advantages due to sophisticated systems and processes 21 September 2019 Investor Presentation

Current Operating Environment

# Generating Outsized Results

Sophisticated platform maximizes performance

Constantly ***evolving marketing*** techniques coupled with ***dynamic revenue management*** systems and ***award-winning customer service*** drive outperformance

*5 Year Performance*
*CUBE vs. Storage REIT Peer Average[1]*


14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
FFO per Share, as adjusted
Same Store Revenue
Same Store NOI
CUBE
Peer Average

22 | September 2019 Investor Presentation

Source: CUBE, EXR, PSA, & LSI Company Filings
1) For the 5 year period ended December 31, 2018.

Current Operating Environment Recent Highlights Executing on strategic objectives Organic Growth 2019 YTD Same- Store Results1 NOI +2.0% Revenue +2.3% Expenses +3.0% NOI Margin 70.4% External Growth 2019 Activity $170.8 million in acquisitions2 $72.6 million in new development openings2 105 new third-party management contracts1 Financing Issued $350 million of 4.375% unsecured senior notes in January 2019 Sold 4.1 million shares through ATM for net proceeds of $135.1million 23 September 2019 Investor Presentation 1. Financial Data from January 1, 2019 through June 30,2019 2. Activity closed from January 1, 2019 through second quarter 2019 earnings press release dated July 25,2019.

CubeSmart: It’s what’s inside that counts Sophisticated Operating Platform Maximizing property cash flows to generate long term value through a continually evolving marketing, revenue management, and customer service platform High-Quality Portfolio Prudently building on our portfolio of high-quality assets with a disciplined growth strategy of investing in targeted markets to maximize risk-adjusted returns Disciplined Capital Allocation An investment-grade balance sheet provides the strength and flexbility to access the full array of capital sources to finance growth opportunities 24 September 2019 Investor Presentation

Historical Company Data Same-Store Performance1 External Growth Trading & Valuation Metrics 1. Performance as reported for the same-store pool as it was constituted at the end of the respective year 2. Year-ending values as detailed in Company’s supplemental packages 3. Calculated as ending common share price / funds from operations per share, as adjusted. Please refer to CubeSmart’s public filings for a detailed explanation on FFO and how it reconciled to a GAAP measure 4. Calculated as annual common distrubutions per share / funds from operations per share, as adjusted 5. Calculated as annual dividend per share / ending common share price 25 September 2019 Investor Presentation

Additional Information Corporate Responsibility www.cubesmart.com/about-us/corporate-responsibility Supplemental Financial Information http://investors.cubesmart.com 10-k Filing http://investors.cubesmart.com Proxy http://investors.cubesmart.com 26 September 2019 Investor Presentation

Contact Us Contact Info Charles Place Director, Investor Relations Email: cplace@cubesmart.com Telephone Office Phone: 610.535.5700 27 September 2019 Investor Presentation